1Q Earnings Conference Call April 27, 2023 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman, President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director of Investor Relations

Highly engaged team committed to delivering best-in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 Continuing best-in-class engagement, health and safety of our employees • Safely restored power to customers during most severe two-week storm period in company history Addressing our customers’ most vital needs • Conducted nearly 20,000 wellness checks with seniors and other vulnerable customers to ensure their safety during recent storms Supporting our communities • Skilled trade academy offering Detroiters jobs and energy efficient home repairs Delivering premium shareholder returns • Executing on plan to achieve 2023 targets; long-term operating EPS1 growth rate of 6% - 8% Operating EPS guidance midpoint $5.84 $6.25 2022 original guidance 2023 guidance

Extreme weather events continue to increase in frequency 51. Source: National Centers for Environmental Information Increasing severe weather events drive need for additional reliability investment 0 10 20 30 40 50 60 70 80 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 “The work to rebuild this grid, to move as fast as we can, and to be good partners is going to be crucial to all of our success.” Governor Gretchen Whitmer Critical utility reliability and infrastructure investments supported by Michigan leaders “That’s the job in front of all of us. That even as extreme weather becomes more frequent and more extreme, that we have a grid that can handle the realities of the new normal.” MPSC Chair Dan Scripps “Utility preparation for increasingly predictable extreme weather and mitigation of impacts is critical.” MPSC Commissioner Katherine Peretick Number of days with 35+ mph wind gusts Detroit area 2000 - 20221

Significant utility investments to improve reliability in the near-term and over the next 10 years

(billions)

Significant 5-year utility capital investment



$18.1
$3.1
$15
~20%
$21.6
$3.6
$18
DTE Gas
DTE Electric
2022 - 2026
prior plan
2023 - 2027
current plan

10-year utility capital plan of $45 billion

Focused strategy to further enhance reliability

Continue accelerated tree trimming

- Majority of outages caused by tree interference

Continue preventative maintenance

- Focus on most vulnerable circuits to increase resiliency

Advance infrastructure rebuild

- Accelerate rebuilding of 4.8kV system
- Pursue strategic undergrounding

Enhance grid automation

- Accelerate installation of smart grid technologies to greatly reduce outage duration

DTE

6

Achieving success across all businesses 7 DTE Electric • Integrated Resource Plan (IRP) and rate case proceedings continue to progress • Placed Michigan’s largest wind park in service • Continued voluntary renewables program growth with new Toyota Motor North America contract • Development opportunities continue in Detroit with Henry Ford Health planning a $2.5 billion investment for hospital expansion and the University of Michigan and the Ilitch organization commitment to a $1.5 billion investment for an innovation campus DTE Gas • Completed 72 miles of main renewal in 1Q; targeting over 200 miles in 2023 • Completed final phase of major transmission renewal project in Northern Michigan DTE Vantage • Placed one RNG project and one custom energy solutions project in service • Advancing development pipeline with strong opportunities in RNG conversions and large custom energy solutions projects

2022 2023 Variance Primary drivers DTE Electric $201 $101 ($100) Warmer weather, higher storm expenses, lower sales, higher rate base costs and 2022 accelerated deferred tax amortization partially offset by one-time O&M cost reductions DTE Gas 196 171 (25) Warmer weather and higher rate base costs partially offset by one-time O&M cost reductions DTE Vantage 14 27 13 Renewables plant performance Energy Trading 45 (26) (71) Physical gas portfolio timing favorability in 2022 and unfavorable physical power portfolio timing in 2023 Corporate & Other (8) 1 9 Timing of taxes partially offset by interest expense DTE Energy $448 $274 ($174) Operating EPS $2.31 $1.33 ($0.98) Avg. Shares Outstanding 194 206 1Q 2023 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8 (millions, except EPS)

Plans are in place to achieve 2023 operating EPS1 guidance midpoint, which provides 7% growth over 2022 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9 (millions, except EPS) 2023 guidance DTE Electric $1,010 - $1,030 DTE Gas 262 - 272 DTE Vantage 115 - 125 Energy Trading 20 - 30 Corporate & Other (150) - (136) DTE Energy $1,257 - $1,321 Operating EPS $6.09 - $6.40 ✓

Executing plan for successful 2023; well-positioned for long-term growth 101. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Executing on plan to achieve 2023 targets ✓ Robust customer-focused capital investment plan supports clean energy transition and building the grid of the future ✓ 2023 operating EPS1 guidance midpoint of $6.25 provides 7% growth from 2022 original guidance midpoint ✓ Operating EPS growth target of 6% - 8% through 2027

11 Appendix

6% - 8% Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 3. Subject to Board approval 4. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix; 2023 - 2027 operating EPS average annual growth rate forecasted at 6% - 8% 12 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A • Increased 2023 annualized dividend 7.6% to $3.81 per share • Over 100 consecutive years of paying a cash dividend and 14th consecutive annual increase • Future dividend growth3 in line with operating EPS4 growth Continued balance sheet strength… …while providing a healthy dividend • Targeting equity issuances of $0 - $100 million annually through 2025 • Maintaining solid investment-grade credit ratings − Targeting 15% - 16% FFO1 / Debt2 5.5% 7.1% 7.6% 2010 - 2016 2017 - 2022 2023 Average annual dividend increase Operating EPS growth target 5% - 6% 5% - 7%

Weather impact on sales 1. DTE Electric 2022 weather normalized data based on 2006 – 2020 weather and 2023 weather normalized data based on 2007 – 2021 weather 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 3. DTE Gas 2022 weather normalized data based on 2007 – 2021 weather and 2023 weather normalized data based on 2008 – 2022 weather 13 Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas 1Q 2022 1Q 2023 % Change Actuals - - 0% Normal - - 0% Deviation from normal 0% 0% 1Q 2022 1Q 2023 % Change Actuals 3,389 2,822 (17%) Normal 3,230 3,235 0% Deviation from normal 5% (13%) Millions Per share 1Q 1Q 2022 $7 $0.04 2023 ($20) ($0.10) (GWh) 1Q 2022 1Q 2023 % Change Residential 3,781 3,611 (4.5%) Commercial 4,601 4.569 (0.7%) Industrial 2,479 2,537 2.3% Other 57 56 (1.8%) 10,918 10,773 (1.3%) Millions Per share 1Q 1Q 2022 $12 $0.06 2023 ($29) ($0.14)

Experienced most significant two-week storm period in company history 14 2.2 1.6 0.4 0.0 0.8 0.6 0.2 1.0 2.0 1.2 1.4 1.8 2.4 M a r 2 F e b 2 8 N u m b e r o f c u s to m e rs w it h p o w e r (m il li o n s ) M a r 7 F e b 2 3 F e b 2 4 F e b 2 5 M a r 6 F e b 2 6 F e b 2 7 M a r 1 M a r 3 M a r 4 M a r 5 86% 91% 95% 98% 94% 98% 99.6% 99.9% Ice storm accumulation of 0.65”, winds > 40 mph Sleet, snow, winds > 40 mph >10” of heavy wet snow, 45 mph winds Storm 1 Storm 2

Cash flow and capital expenditures 1. Includes equity issued for employee benefit programs 15 (millions) Cash flow Capital expenditures (billions) 1Q 2022 1Q 2023 DTE Electric Base infrastructure $288 $299 New generation 18 81 Distribution infrastructure 308 372 $614 $752 DTE Gas Base infrastructure $67 $105 Gas renewal program 56 67 $123 $172 Non-utility $37 $24 Total $774 $948 1Q 2022 1Q 2023 Cash from operations1 $0.8 $0.9 Capital expenditures (0.8) (0.9) Free cash flow $0.0 $0.0 Dividends (0.2) (0.2) Other 0.0 (0.1) Net cash ($0.2) ($0.3) Debt financing Issuances $1.1 $1.4 Redemptions (0.8) (1.0) Total debt financing $0.3 $0.4 Cash on hand $0.1 $0.1

2023 guidance Cash from operations1 $3.2 Capital expenditures (4.2) Free cash flow ($1.0) Dividends (0.8) Other - Net cash ($1.8) Debt financing Issuances $2.6 Redemptions (0.7) Total debt financing $1.9 Cash on hand $0.1 2023 cash flow and capital expenditures guidance 16 2023 guidance DTE Electric Base infrastructure $1,200 New generation 500 Distribution infrastructure 1,500 $3,200 DTE Gas Base infrastructure $375 Main renewal 310 $685 Non-utility $300 - $400 Total $4,185 - $4,285 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

IRP and rate case filing prioritize electric reliability with a focus on decarbonization and affordability 1. Definition of net zero included in the appendix 17 • IRP filing (U-21193) prioritizes electric reliability with a focus on decarbonization and affordability − Outlines generation transformation to achieve carbon reduction of 85% in 2035, 90% by 2040 and net zero1 by 2050 − Supports the Michigan economy and tax base with power generated in Michigan − Invests $9 billion over the next 10 years into Michigan’s economy supporting more than 25,000 jobs − Reduces cost of clean energy transition by $1.4 billion from previous plan • Electric rate case filing (U-21297) underpins reliability and cleaner generation investments − Second general rate case filing since 2019; executed significant customer- focused investments since that date while keeping base rates essentially flat − Majority of filing is attributable to capital, sales and the cost of debt − Continue practice of pursuing settlement with all stakeholders

1Q 2022 and 1Q 2023 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations 18 (Earnings per share2) Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility B) Adjustment to Income Tax Expense due to a tax law change in West Virginia

Reconciliation of reported to operating earnings (non-GAAP) 19 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.